Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to the best of my knowledge, the Quarterly Report on Form 10-Q for the period ended April 29, 2006, of Collins & Aikman Floorcoverings, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edgar M. Bridger
Edgar M. Bridger
President and Chief Executive Officer

June 13, 2006

/s/ Leonard F. Ferro
Leonard F. Ferro
Vice President, Secretary, Treasurer & Chief Financial Officer

June 13, 2006